[Pioneer Logo]

Pioneer
World Equity
Fund

SEMIANNUAL REPORT 9/30/98

 Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                1

Portfolio Summary                                       2

Performance Update                                      3

Portfolio Management Discussion                         6

Schedule of Investments                                 9

Financial Statements                                   18

Notes to Financial Statements                          24

Report of Independent Public Accountants               30

Trustees, Officers and Service Providers               31

Programs and Services for Pioneer Shareowners          32

Retirement Plans from Pioneer                          34

The Pioneer Family of Mutual Funds                     36

Pioneer Fund Story                                     37

 Pioneer World Equity Fund

 LETTER FROM THE CHAIRMAN 9/30/98

 D e a r   S h a r e o w n e r ,
--------------------------------------------------------------------------------

Thank you for your interest in Pioneer World Equity Fund and this opportunity to discuss the global investing environment for the six-month period ended September 30, 1998.

Investor bias was a true force in global investing throughout the period. The very real troubles of Japan's banking system, followed by Russia's default on billions of dollars in loans, deservedly shook investor confidence. However, the subsequent flight from equities in almost every market around the globe, while justified in Russia and parts of Asia, was an overreaction in many other markets. At Pioneer, we are well aware of the inherent risks in the world's stock markets, especially in the volatile emerging markets. But, as long-term investors, we remain convinced that extensive research and experienced professional management can help find values among the world's many equity markets, even in these turbulent times. While our research shows that the valuations of many stocks in some markets are at historic lows, the price of a stock by itself does not make an investment opportunity. It's only after further analysis and careful consideration of the underlying company and its business environment that we label a stock an "opportunity." We believe these steps are critical to investment decisions anywhere in the world - as a buyer or a seller of equities.

For 70 years, across many bull and bear markets, Pioneer has searched for values and we continue to do so today, with more than 75 professionals worldwide. Pioneer invests for the long term with companies we think will ride out market fluctuations with strong management and other competitive advantages. This type of clear thinking and careful research has never been more important in the financial world. They pave the way for another prerequisite of long-term investors - patience.

I encourage you to read on to learn more about Pioneer World Equity Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,


/s/ John F. Cogan, Jr.



John F. Cogan, Jr.,
Chairman and President

 Pioneer World Equity Fund

 PORTFOLIO SUMMARY 9/30/98

 P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[Pie Chart]

International Common Stocks                           62%

U.S. Common Stocks                                    25%

Short-Term Cash Equivalents                           9%

Depositary Receipts for International Stocks          3%

International Preferred Stocks                        1%


 G e o g r a p h i c a l  D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[Bar Chart]

United States             27.1%
Japan                      9.3%
United Kingdom             7.8%
Germany                    7.2%
Italy                      6.3%
France                     5.3%
Switzerland                4.7%
Netherlands                4.0%
Canada                     3.6%
Spain                      3.5%
Finland                    3.2%
Australia                  3.1%
Sweden                     2.3%
India                      2.1%
Austria                    1.7%
Belgium                    1.7%
Singapore                  1.6%
Malaysia                   1.3%
Mexico                     0.8%
Thailand                   0.8%
Hong Kong                  0.7%
Chile                      0.6%
Argentina                  0.4%
Denmark                    0.4%
Norway                     0.4%
Brazil                     0.1%


 1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Gehe AG                     1.50%          6. Home Depot, Inc.              1.29%
  2. Raisio Group Plc            1.44           7. Daimler-Benz AG               1.25
  3. Shohkoh Fund & Co., Ltd.    1.37           8. Canadian Natural              1.22
                                                   Resources Ltd.
  4. Automatic Data              1.37           9. Conseco, Inc.                 1.18
     Processing, Inc.
  5. Cisco Systems, Inc.         1.31          10. Elec & Eltek International    1.18
                                                   Co. Ltd.

Fund holdings will vary for other periods.

 Pioneer World Equity Fund

 PERFORMANCE UPDATE 9/30/98                            CLASS A SHARES

 S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/98         3/31/98
                            $ 15.45         $ 20.03

 Distributions per Share   Income          Short-Term          Long-Term
 (3/31/98-9/30/98)         Dividends       Capital Gains       Capital Gains
                                -               -                     -

 I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.


           Average Annual Total Returns
           (As of September 30, 1998)

                  Net Asset     Public Offering
   Period           Value           Price*
   Life-of-Fund       2.17%          -0.95%
   (10/31/96)
   1 Year           -17.08          -21.86

 * Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Class A Shares Mountain Chart]

         Pioneer
       World Equity            MSCI
          Fund*             World Index
          9425                 10000
         10101                 10558
         10174                 10387
         10413                 10511
         10627                 10629
         10488                 10417
         10482                 10756
         11401                 11418
         11784                 11985
         12174                 12535
         11224                 11695
         11841                 12328
         10809                 11677
         10658                 11882
         10765                 12025
         11159                 12358
         12068                 13192
         12728                 13747
         13008                 13879
         12659                 13703
         12347                 14026
         12353                 14002
         10072                 12132
          9818                 12345

[End Class A Shares Mountain Chart]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer World Equity Fund

 PERFORMANCE UPDATE 9/30/98                            CLASS B SHARES

 S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/98         3/31/98
                            $ 15.15         $ 19.75

 Distributions per Share    Income          Short-Term          Long-Term
 (3/31/98-9/30/98)          Dividends       Capital Gains       Capital Gains
                                -               -                     -


 I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.


     Average Annual Total Returns
     (As of September 30, 1998)

                   If           If
 Period           Held       Redeemed*
 Life-of-Fund       1.05%       -1.03%
 (10/31/96)
 1 Year           -17.90       -21.15

 * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Class B Shares Mountain Chart]

         Pioneer
       World Equity            MSCI
          Fund*             World Index
         10000                 10000
         10680                 10558
         10747                 10387
         10987                 10511
         11207                 10629
         11053                 10417
         11040                 10756
         12000                 11418
         12393                 11985
         12793                 12535
         11787                 11695
         12427                 12328
         11333                 11677
         11167                 11882
         11273                 12025
         11670                 12358
         12620                 13192
         13300                 13747
         13583                 13879
         13206                 13703
         12869                 14026
         12869                 14002
         10485                 12132
          9802                 12345

[End Class B Shares Mountain Chart]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer World Equity Fund

 PERFORMANCE UPDATE 9/30/98                            CLASS C SHARES

 S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/98         3/31/98
                            $ 15.15         $ 19.77

 Distributions per Share    Income          Short-Term          Long-Term
 (3/31/98-9/30/98)          Dividends       Capital Gains       Capital Gains
                                -               -                     -


 I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.


     Average Annual Total Returns
      (As of September 30, 1998)

                    If            If
 Period            Held        Redeemed*
 Life-of-Fund     1.05%          1.05%
 (10/31/96)
 1 Year          -18.03        -18.03

 * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to shares sold within one year of purchase.

[Class C Shares Mountain Chart]

         Pioneer
       World Equity            MSCI
          Fund*             World Index
         10000                 10000
         10733                 10558
         10773                 10387
         11020                 10511
         11233                 10269
         11080                 10417
         11060                 10756
         12020                 11418
         12413                 11985
         12813                 12535
         11807                 11695
         12447                 12328
         11353                 11677
         11187                 11882
         12286                 12025
         11690                 12358
         12633                 13192
         13313                 13747
         13596                 13879
         13219                 13703
         12876                 14026
         12876                 14002
         10485                 12132
         10202                 12345

[End Class C Shares Mountain Chart]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION 9/30/98


After several years of record-setting stock market performance, the world's equity markets appear to be in retreat. The following discussion with your Fund's portfolio manager, Patrick M. Smith, explains the factors and events in this environment that influenced your Fund's performance over the past six months.

Q:   How did the Fund perform during the six months ended
     September 30?

A: It was a very challenging market environment. The strength of U.S. and European markets provided a welcome buffer to declining stock prices in Latin America and Southeast Asia well into summer. But in early August, even these markets witnessed a dramatic sell-off in response to developments in emerging markets. What began as a ripple in Thailand nearly 18 months ago has become a global concern. The Fund's performance reflects this with Class A Shares, Class B Shares and Class C Shares returning -22.87%, -23.29% and -23.37%, respectively, at net asset value for the six months ended September 30, 1998. The Morgan Stanley Capital International
     (MSCI) World Index, which holds twice the Fund's weighting in U.S. stocks, dropped 10.20%.

Q: How have economic troubles in Asia and other emerging markets affected the global economy and the Fund?

A: Asia struggled throughout the period. Stock and currency values declined, plunging the economies further into recession. So far, it seems that politicians are either too weak or too closely tied to businesses to implement the kinds of reform that will speed recovery. We're also concerned about Malaysia's decision to impose strict controls on the inflow of foreign investment to protect its currency. The free flow of capital has been instrumental to the development and prosperity of all emerging nations.

Pioneer World Equity Fund


     Southeast Asia was also overshadowed by Japan's inability to implement pro-growth policies and restructure its banking system. As the world's second largest economy, Japan will be key to any recovery in the region and beyond.

     Investors already uncertain about prospects for developing countries, were unnerved when Russia defaulted on its foreign debt and devalued the ruble in August. Although the Fund was not invested in Russia, it could not avoid the ripple effect this nuclear superpower's fortunes had on global equity markets. Now there is concern that Brazil and the rest of Latin America may be forced to devalue local currencies in the face of continued selling of stocks and slowing exports.

Q:   Were you able to soften the impact of these events on the Fund?

A: Yes, to some degree. In addition to avoiding Russia altogether, we reduced the Fund's weighting in other emerging markets across August and September. In the process, we eliminated holdings in the most volatile markets - South Korea and Indonesia - while scaling back holdings in the remaining Asian and Latin American countries. Current holdings in the portfolio include the well-run Coca-Cola bottler Embotelladora Andina (Chile) and Thai Union Frozen Products (Thailand) which denominates its earnings in the more stable U.S. dollar. We also kept Elec & Eltek International (Singapore), an electronics company that has performed well for us in the past.

Q:   Where did you find new investment opportunities?

A: We expect the global recovery to be slow, but the correction is creating some very attractive, well-valued opportunities in the more mature, well-established markets. Armed with proceeds from the sale of Asian and Latin American holdings, we've been selectively increasing current holdings and adding some new companies in the United States, Canada and Europe.

     Newer U.S. holdings include utilities Bell Atlantic, SBC Communications, Williams Companies and insurance provider Conseco. Petroleum prices strengthened somewhat late in the period, helping acquisitions in the oil and gas industry, such as Texaco.

Pioneer World Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION 9/30/98                           (continued)

     In Europe, we added Kwik-Fit (United Kingdom), an automobile-service provider, and Royal & Sun Alliance (United Kingdom), a multi-product insurance company. We also bought Amvescap (United Kingdom), but like many in the financial services industry, this company struggled in an atmosphere of economic uncertainty and growing concerns over loans to Asia. Auto conglomerate Daimler-Benz (Germany), one of the Fund's largest holdings, is profiting from its efforts to reduce cost and restructure. Its merger with Chrysler makes it the fifth-largest carmaker in the world and Europe's largest industrial company outside the oil industry. Utility holdings, which tend to play a defensive role in low-interest rate environments, climbed with the addition of independent power producer AEM (Italy).

Q:   What is your outlook for the balance of the fiscal year?

A: The financial markets will likely be unsettled in the coming months. Investors will be looking for leadership to confront the growing economic malaise. Already, financial leaders from many developing nations, the seven major industrialized nations, the International Monetary Fund and the World Bank are discussing sound, pro-growth policies.

     Japan will be an important player in any recovery, and we think market psychology will greatly improve if the Japanese government takes the necessary steps to stimulate domestic growth and reorganize its banking system. Investors will also be watching Brazil as a barometer of Latin American strength. In the United States, all eyes are on the Federal Reserve, which may lower U.S. interest rates again later this year to help cushion the effects of foreign weakness.

     Markets move in cycles, and today's markets are reacting to lower expectations about the near future. While any investor would find the day-to-day gyrations unsettling, there are many positive economic and demographic trends that should dictate the general direction of the world economy and its stock markets over the long term. We believe Pioneer World Equity Fund is invested in the right kind of companies to weather today's market environment, as well as prosper over the longer term.

 Pioneer World Equity Fund

 SCHEDULE OF INVESTMENTS 9/30/98


Shares                                                                    Value
             INVESTMENT IN SECURITIES - 90.6%
             PREFERRED STOCKS - 0.7%
   3,100     Henkel KGaA                                            $   234,934
 107,178     Telecomunicacoes de Sao Paulo SA*                           14,790
                                                                    -----------
             TOTAL PREFERRED STOCKS
             (Cost $217,618)                                        $   249,724
                                                                    -----------
             COMMON STOCKS - 89.9%
             Basic Materials - 5.1%
             Agricultural Product - 0.6%
 620,000     IOI Corporation Bhd.                                   $   231,380
                                                                    -----------
             Chemicals - 0.6%
   5,600     BASF AG                                                $   212,283
                                                                    -----------
             Chemicals (Specialty) - 1.1%
   3,500     Norsk Hydro AS                                         $   127,570
   6,000     Minerals Technologies, Inc.                                264,375
                                                                    -----------
                                                                    $   391,945
                                                                    -----------
             Containers & Packaging (Paper) - 1.2%
   2,500     Schmalbach Lubeca AG                                   $   282,211
     250     Viag AG                                                    171,872
                                                                    -----------
                                                                    $   454,083
                                                                    -----------
             Iron & Steel - 0.3%
   2,800     Boehler-Uddeholm AG                                    $   121,547
                                                                    -----------
             Paper & Forest Products - 1.3%
  13,600     Buhrmann NV                                            $   253,463
  10,000     UPM-Kymmene Corp.                                          228,167
                                                                    -----------
                                                                    $   481,630
                                                                    -----------
             Total Basic Materials                                  $ 1,892,868
                                                                    -----------
             Capital Goods - 10.2%
             Electrical Equipment - 2.6%
     200     ABB AG (Bearer Shares)                                 $   203,564
   5,000     Mabuchi Motor Co., Ltd.                                    312,946
   3,200     Phillips Electronics NV                                    172,459
  75,000     TT Group Plc                                               255,015
                                                                    -----------
                                                                    $   943,984
                                                                    -----------
             Engineering & Construction - 4.3%
  15,000     Larsen & Toubro (G.D.R.)                               $   127,125

The accompanying notes are an integral part of these financial statements.    9

 Pioneer World Equity Fund

 SCHEDULE OF INVESTMENTS 9/30/98                                    (continued)


Shares                                                                    Value
             Engineering & Construction - (continued)
  87,000     Leighton Holdings Ltd.                                 $   284,051
  70,000     Saipem SpA                                                 296,853
   2,000     Suez Lyonnaise Des Eaux                                    340,726
   2,800     Technip                                                    231,008
   3,400     VA Technologies AG                                         308,499
                                                                    -----------
                                                                    $ 1,588,262
                                                                    -----------
             Machinery (Diversified) - 2.5%
  21,500     AGCO Corp.                                             $   139,750
   4,000     Sidel, SA                                                  274,296
 108,000     Siebe Plc                                                  348,861
  15,000     Valmet Corp.                                               177,026
                                                                    -----------
                                                                    $   939,933
                                                                    -----------
             Metal Fabricators - 0.8%
   9,000     Hunter Douglas NV                                      $   305,360
                                                                    -----------
             Total Capital Goods                                    $ 3,777,539
                                                                    -----------
             Communication Services - 6.7%
             Cellular/Wireless Telecommunications - 0.5%
  13,700     Grupo Iusacell SA (Series L) (A.D.R.)*                 $    67,644
  40,000     Telecom Italia Mobile SpA                                  128,677
                                                                    -----------
                                                                    $   196,321
                                                                    -----------
             Telecommunications (Long Distance) - 0.2%
   7,850     Bell Canada International*                             $    72,559
                                                                    -----------
             Telephone - 6.0%
  11,500     BCE, Inc.                                              $   321,905
   7,500     Bell Atlantic Corp.                                        363,281
   2,150     Bell Canada International, Inc.*                            20,089
  14,000     Mahanagar Telephone Nigam Ltd. (G.D.R)                     166,250
   8,000     SBC Communications, Inc.                                   355,500
  40,000     Telecom Italia SpA                                         275,649
  40,000     Telecom Italia SpA Di Risp.                                191,319
   8,636     Telefonica SA                                              315,176
  17,000     Videsh Sanchar Nigam Ltd. (G.D.R.)                         186,575
                                                                    -----------
                                                                    $ 2,195,744
                                                                    -----------
             Total Communication Services                           $ 2,464,624
                                                                    -----------

10 The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund



Shares                                                                    Value
             Consumer Cyclicals - 9.4%
             Auto Parts & Equipment - 0.8%
  40,000     Kwik-Fit Holdings Plc                                  $   277,457
                                                                    -----------
             Automobiles - 1.1%
   5,000     Daimler-Benz AG                                        $   418,600
                                                                    -----------
             Building Materials - 0.8%
  12,200     Fastenal Co.                                           $   305,000
                                                                    -----------
             Consumer (Jewelry, Novelties & Gifts) - 0.4%
  35,000     Safilo SpA                                             $   162,209
                                                                    -----------
             Household Furniture & Appliances - 0.9%
   4,800     Sony Corp.                                             $   333,458
                                                                    -----------
             Retail (Building Supplies) - 1.2%
  11,000     Home Depot, Inc.                                       $   434,500
                                                                    -----------
             Retail (Department Stores) - 0.7%
   3,600     Metro AG                                               $   250,729
                                                                    -----------
             Retail (Specialty) - 0.6%
 185,000     Cifra, SA de CV (Series C)                             $   214,062
                                                                    -----------
             Services (Commercial & Consumer) - 2.9%
   6,500     Hagemeyer NV                                           $   174,636
  13,000     Hays Plc                                                   194,602
     100     Kuoni Reisen Holding AG (Series B) (Registered)            304,260
  43,000     Rentokil Initial Plc                                       260,179
   6,500     Stork NV                                                   149,786
                                                                    -----------
                                                                    $ 1,083,463
                                                                    -----------
             Total Consumer Cyclicals                               $ 3,479,478
                                                                    -----------
             Consumer Staples - 10.9%
             Beverages (Non-Alcoholic) - 1.1%
  14,000     Embotelladora Andina SA (A.D.R.)                       $   192,500
   8,000     Louis Dreyfus Citrus                                       221,436
                                                                    -----------
                                                                    $   413,936
                                                                    -----------
             Distributors (Food & Health) - 2.0%
   8,000     Gehe AG                                                $   503,039
  20,000     Metro-Richelieu, Inc.                                      238,618
                                                                    -----------
                                                                    $   741,657
                                                                    -----------
             Foods - 3.0%
  33,000     Raisio Group Plc                                       $   483,576

The accompanying notes are an integral part of these financial statements.   11

 Pioneer World Equity Fund

 SCHEDULE OF INVESTMENTS 9/30/98                                   (continued)


Shares                                                                     Value
             Foods - (continued)
  75,000     Thai Union Frozen Products Public Co., Ltd.            $   263,590
   5,000     Wrigley (Wm.) Jr. Co.                                      379,688
                                                                    -----------
                                                                    $ 1,126,854
                                                                    -----------
             Restaurants - 1.6%
  24,000     Compass Group Plc                                      $   219,925
   6,500     McDonald's Corp.                                           387,969
                                                                    -----------
                                                                    $   607,894
                                                                    -----------
             Retail Stores (Food Chains) - 1.9%
   4,300     Delhaize-Le Lion, SA                                   $   325,058
  24,000     Food Lion, Inc. (Class A)                                  255,000
  13,000     Food Lion, Inc. (Class B)                                  126,750
                                                                    -----------
                                                                    $   706,808
                                                                    -----------
             Services (Employment) - 0.5%
   4,000     Robert Half International, Inc.*                       $   172,750
                                                                    -----------
             Specialty Printing - 0.8%
  21,000     Toppan Forms Co., Ltd.                                 $   284,397
                                                                    -----------
             Total Consumer Staples                                 $ 4,054,296
                                                                    -----------
             Energy - 3.7%
             Oil & Gas (Exploration/Production) - 1.1%
  25,000     Canadian Natural Resources Ltd.*                       $   409,715
                                                                    -----------
             Oil & Gas (Refining & Marketing) - 0.4%
   1,500     OMV AG                                                 $   134,455
                                                                    -----------
             Oil (International Integrated) - 2.2%
   2,400     Elf Aquitaine SA                                       $   296,153
   6,000     Texaco, Inc.                                               376,125
   6,000     YPF SA (Class D) (A.D.R.)                                  156,000
                                                                    -----------
                                                                    $   828,278
                                                                    -----------
             Total Energy                                           $ 1,372,448
                                                                    -----------
             Financial - 20.2%
             Banks (Major Regional) - 7.4%
  60,000     Banca Fideuram SpA                                     $   255,899
  37,000     Banco Popolare di Milano                                   266,743
  18,000     Banco de Santander SA                                      272,660
     360     Banco de Santander SA (New) 9/98                             5,410
   4,700     DePfa-Bank                                                 337,755
  10,000     Industrial Credit & Investment Corp. of India
             Ltd. (G.D.R.)                                               83,750

12 The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund



Shares                                                                    Value
             Banks (Major Regional) - (continued)
     130     Julius Baer Holding AG                                 $   306,071
   5,000     Mellon Bank Corp.                                          275,313
  58,600     Overseas-Chinese Banking Corp., Ltd.                       147,194
   6,000     State Street Corp.                                         327,375
   5,500     Svenska Handelsbanken                                      206,316
   5,000     Toronto-Dominion Bank                                      133,567
   1,700     Unidanmark A/S                                             123,159
                                                                    -----------
                                                                    $ 2,741,212
                                                                    -----------
             Consumer Finance - 1.0%
  11,100     SLM Holdings Corp.                                     $   360,056
                                                                    -----------
             Financial (Diversified) - 3.4%
   8,000     Ambac Financial Group, Inc.                            $   384,000
  10,000     Amp Ltd.*                                                  121,177
   6,300     Internationale Nederlanden Groep NV                        283,999
   1,800     Shohkoh Fund & Co., Ltd.                                   460,525
                                                                    -----------
                                                                    $ 1,249,701
                                                                    -----------
             Insurance (Life/Health) - 2.5%
  13,000     Conseco, Inc.                                          $   397,313
  11,000     Corporacion Mapfre                                         218,938
  13,000     Mediolanum SpA                                             298,488
                                                                    -----------
                                                                    $   914,739
                                                                    -----------
             Insurance (Multi-Line) - 3.0%
 125,600     Malaysian Assurance Alliance Bhd.                      $    86,154
 170,000     National Mutual Holdings Ltd.                              341,487
  42,000     Royal & Sun Alliance Group Plc                             364,162
     650     Zurich Allied AG (New Shares)*                             323,493
                                                                    -----------
                                                                    $ 1,115,296
                                                                    -----------
             Insurance (Property/Casualty) - 0.3%
  52,600     Reinsurance Australia Corp.                            $   124,673
                                                                    -----------
             Investment Banking/Brokerage - 1.0%
  90,000     Daiwa Securities Co., Ltd.                             $   210,827
  25,000     Nomura Securities Co., Ltd.                                179,349
                                                                    -----------
                                                                    $   390,176
                                                                    -----------
             Investment Management - 1.6%
  41,000     Amvescap Plc                                           $   237,691
  12,000     Franklin Resources, Inc.                                   360,000
                                                                    -----------
                                                                    $   597,691
                                                                    -----------
             Total Financial                                        $ 7,493,544
                                                                    -----------

The accompanying notes are an integral part of these financial statements.   13

 Pioneer World Equity Fund

 SCHEDULE OF INVESTMENTS 9/30/98                                   (continued)


Shares                                                                    Value
             Healthcare - 4.7%
             Healthcare (Drugs-Generic & Other) - 0.7%
  12,000     Sankyo Co., Ltd.                                       $  265,290
                                                                    ----------
             Healthcare (Drugs/Major Pharmaceuticals) - 2.2%
   3,000     Merck & Co., Inc.                                      $  388,688
     125     Novartis AG                                               200,938
      21     Roche Holdings AG                                         226,673
                                                                    ----------
                                                                    $  816,299
                                                                    ----------
             Healthcare (Medical Products/Supplies) - 1.8%
  35,000     Biora AB*                                              $  357,257
   5,000     Biora AB (A.D.R.)*                                        104,375
  45,750     F.H. Faulding & Co., Ltd.                                 181,360
                                                                    ----------
                                                                    $  642,992
                                                                    ----------
             Total Healthcare                                       $1,724,581
                                                                    ----------
             Technology - 15.2%
             Communications Equipment - 2.0%
   2,500     Alcatel SA                                             $  222,329
   4,500     Lucent Technologies, Inc.                                 310,781
   2,500     Nokia AB                                                  199,154
                                                                    ----------
                                                                    $  732,264
                                                                    ----------
             Computers (Networking) - 2.4%
   8,000     Ascend Communications, Inc.*                           $  364,000
   7,125     Cisco Systems, Inc.*                                      440,414
   2,000     Fujitsu Support and Service*                               76,132
                                                                    ----------
                                                                    $  880,546
                                                                    ----------
             Computers (Software & Services) - 0.4%
   8,000     Pentafour Software & Exports Ltd. (G.D.R.)             $  135,234
                                                                    ----------
             Electronics (Component Distributors) - 3.3%
   1,000     Barco Industries                                       $  235,055
  27,000     Electrocomponents Plc                                     150,676
  10,000     Hoya Corp.                                                358,698
   5,000     Telefonaktiebolaget LM Ericsson (Series B)                 94,418
  50,000     Toshiba Corp.                                             179,715
 118,000     Varitronix International Ltd.                             229,184
                                                                    ----------
                                                                    $1,247,746
                                                                    ----------

14 The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund



Shares                                                                    Value
             Electronics (Instrumentation) - 1.1%
  80,000     Elec & Eltek International Co. Ltd.                    $   396,800
                                                                    -----------
             Electronics (Semiconductors) - 2.2%
   3,000     Rohm Co., Ltd.                                             285,495
   4,000     STMicroelectronics*                                        185,721
   3,300     Texas Instruments, Inc.                                    174,075
   8,000     Tokyo Electron Ltd.                                        195,015
                                                                    -----------
                                                                    $   840,306
                                                                    -----------
             Equipment (Semiconductors) - 0.8%
  12,000     Applied Materials, Inc.*                               $   303,000
                                                                    -----------
             Services (Computer Systems) - 0.8%
   9,000     SunGard Data Systems Inc.*                             $   283,500
                                                                    -----------
             Services (Data Processing) - 2.2%
   6,150     Automatic Data Processing, Inc.                        $   459,712
  15,200     First Data Corp.                                           357,200
                                                                    -----------
                                                                    $   816,912
                                                                    -----------
             Total Technology                                       $ 5,636,308
                                                                    -----------
             Transportation - 1.2%
             Shipping - 0.3%
 125,000     Malaysia International Shipping Bhd.                   $   125,493
                                                                    -----------
             Railways - 0.9%
  15,967     Stagecoach Holdings Plc                                $   308,916
                                                                    -----------
             Total Transportation                                   $   434,409
                                                                    -----------
             Utilities - 2.6%
             Electric Companies - 0.9%
  16,000     Endesa SA                                              $   360,729
                                                                    -----------
             Natural Gas - 1.0%
  13,000     Williams Companies, Inc.                               $   364,780
                                                                    -----------
             Power Producers (Independent) - 0.7%
 187,000     AEM SpA*                                               $   252,634
                                                                    -----------
             Total Utilities                                        $   978,143
                                                                    -----------
             TOTAL COMMON STOCKS
             (Cost $34,314,516)                                     $33,308,238
                                                                    -----------

The accompanying notes are an integral part of these financial statements.   15

 Pioneer World Equity Fund

 SCHEDULE OF INVESTMENTS 9/30/98                                   (continued)


Shares                                                                    Value
             WARRANTS - 0.0%
  11,450     Hong Kong and China Gas Co., Ltd., 9/30/99*            $       517
                                                                    -----------
             TOTAL WARRANTS
             (Cost $0)                                              $       517
                                                                    -----------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $34,532,134) (a)                                 $33,558,479
                                                                    -----------
Principal
Amount
             TEMPORARY CASH INVESTMENT - 9.4%
             Repurchase Agreement - 9.4
$3,500,000   Chase Manhattan, 5.0%, 9/30/98, repurchase price of
             $3,500,000 plus accrued interest on 10/1/98,
             collateralized by $3,404,000 U.S. Treasury Notes, 5.5%,
             2/28/03                                                $ 3,500,000
                                                                    -----------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $3,500,000)                                      $ 3,500,000
                                                                    -----------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT - 100%
             (Cost $38,032,134) (b)                                 $37,058,479
                                                                    ===========



16 The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund


 *  Non-income producing security.
(a) Distribution of investments by country of issue, as a percentage of total investment in securities, is as follows:


  United States                             27.1%
  Japan                                      9.3
  United Kingdom                             7.8
  Germany                                    7.2
  Italy                                      6.3
  France                                     5.3
  Switzerland                                4.7
  Netherlands                                4.0
  Canada                                     3.6
  Spain                                      3.5
  Finland                                    3.2
  Australia                                  3.1
  Sweden                                     2.3
  India                                      2.1
  Austria                                    1.7
  Belgium                                    1.7
  Singapore                                  1.6
  Malaysia                                   1.3
  Other (Individually less than 1%)          4.2
                                           -----
                                           100.0%
                                           -----

(b) At September 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $38,034,027 was as follows:


  Aggregate gross unrealized gain for all investments in which there is an
  excess of value over tax cost                                                    $4,668,804

  Aggregate gross unrealized loss for all investments in which there is an
  excess of tax cost over value                                                    (5,644,352)
                                                                                   ----------
  Net unrealized loss                                                              $ (975,548)
                                                                                   ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 1998 aggregated $13,838,278 and $11,466,749, respectively.


The accompanying notes are an integral part of these financial statements.   17

 Pioneer World Equity Fund

 BALANCE SHEET 9/30/98


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $3,500,000)(cost $38,032,134)                          $37,058,479
  Foreign currencies, at value                                                    86
  Receivables -
   Investment securities sold                                                965,093
   Fund shares sold                                                           37,461
   Dividends, interest and foreign taxes withheld                             79,867
                                                                         ------------
     Total assets                                                        $38,140,986
                                                                         ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $ 1,753,565
   Fund shares repurchased                                                 1,350,268
   Forward foreign currency portfolio hedge contracts, open-net              143,352
   Forward foreign currency portfolio hedge contracts, closed-net             42,792
   Forward foreign currency settlement contracts, open-net                       417
   Due to bank                                                                   330
  Due to affiliates                                                           50,044
  Accrued expenses                                                            95,750
                                                                         ------------
     Total liabilities                                                   $ 3,436,518
                                                                         ------------
NET ASSETS:
  Paid-in capital                                                        $39,091,316
  Accumulated net investment loss                                           (101,983)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                          (3,169,152)
  Net unrealized loss on investments                                        (973,655)
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                (142,058)
                                                                         ------------
     Total net assets                                                    $34,704,468
                                                                         ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $22,865,227/1,479,716 shares)                        $     15.45
                                                                         ============
  Class B (based on $10,434,427/688,517 shares)                          $     15.15
                                                                         ============
  Class C (based on $1,404,814/92,701 shares)                            $     15.15
                                                                         ============
MAXIMUM OFFERING PRICE:
  Class A                                                                $     16.39
                                                                         ============



18 The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund

 STATEMENT OF OPERATIONS

 For the Six Months Ended 9/30/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,479)             $    432,368
  Interest                                                               48,645
                                                                   ------------
     Total investment income                                                        $    481,013
                                                                                    ------------
EXPENSES:
  Management fees                                                  $    215,567
  Transfer agent fees
   Class A                                                               40,821
   Class B                                                               20,574
   Class C                                                                3,272
  Distribution fees
   Class A                                                               37,074
   Class B                                                               59,436
   Class C                                                                7,837
  Accounting                                                             34,494
  Custodian fees                                                         28,634
  Registration fees                                                      27,450
  Professional fees                                                      27,430
  Printing                                                               18,358
  Fees and expenses of nonaffiliated trustees                             8,136
  Miscellaneous                                                          18,081
                                                                   ------------
     Total expenses                                                                 $    547,164
     Less management fees waived by Pioneering
       Management Corporation                                                           (112,725)
     Less fees paid indirectly                                                            (1,256)
                                                                                    ------------
     Net expenses                                                                   $    433,183
                                                                                    ------------
      Net investment income                                                         $     47,830
                                                                                    ------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                                     $ (2,114,813)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                   (7,921)    $ (2,122,734)
                                                                   ------------     ------------
  Change in net unrealized gain or loss from:
   Investments                                                     $ (8,426,004)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                 (110,926)    $ (8,536,930)
                                                                   ------------     ------------
   Net loss on investments and foreign currency transactions                        $(10,659,664)
                                                                                    ------------
   Net decrease in net assets resulting from operations                             $(10,611,834)
                                                                                    ============



The accompanying notes are an integral part of these financial statements.   19

 Pioneer World Equity Fund

 STATEMENTS OF CHANGES IN NET ASSETS

 For the Six Months Ended 9/30/98 and the Year Ended 3/31/98


                                                             Six Months
                                                                Ended            Year Ended
                                                               9/30/98            3/31/98
FROM OPERATIONS:
Net investment income (loss)                                $     47,830        $  (101,524)
Net realized loss on investments and foreign currency
  transactions                                                (2,122,734)          (831,043)
Change in net unrealized gain on investments and foreign
  currency transactions                                       (8,536,930)         7,122,175
                                                            ------------        ------------
  Net increase (decrease) in net assets resulting
    from operations                                         $(10,611,834)       $ 6,189,608
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.00 and $0.17 per share, respectively)         $          -        $  (265,943)
  Class B ($0.00 and $0.17 per share, respectively)                    -            (93,843)
  Class C ($0.00 and $0.17 per share, respectively)                    -            (10,299)
                                                            ------------        ------------
   Total distributions to shareholders                      $          -        $  (370,085)
                                                            ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 40,656,313        $43,789,534
Reinvestment of distributions                                          -            332,203
Cost of shares repurchased                                   (39,803,870)       (28,871,231)
                                                            ------------        ------------
  Net increase in net assets resulting from fund share
    transactions                                            $    852,443        $15,250,506
                                                            ------------        ------------
  Net increase (decrease) in net assets                     $ (9,759,391)       $21,070,029

NET ASSETS:
Beginning of period                                           44,463,859         23,393,830
                                                            ------------        ------------
End of period (including accumulated net investment loss
  of $101,983 and $149,813, respectively)                   $ 34,704,468        $44,463,859
                                                            ============        ============


CLASS A                         9/98 Shares      9/98 Amount     3/98 Shares      3/98 Amount
Shares sold                      1,304,613      $25,170,029       1,857,525      $34,023,409
Reinvestment of distributions            -                -          14,054          237,233
Less shares repurchased         (1,426,513)     (27,325,035)     (1,333,146)     (24,222,246)
                                ----------      -----------      ----------      -----------
  Net increase (decrease)         (121,900)     $(2,155,006)        538,433      $10,038,396
                                ==========      ===========      ==========      ===========
CLASS B
Shares sold                        230,264      $ 4,377,719         495,433      $ 8,901,081
Reinvestment of distributions            -                -           5,185           86,542
Less shares repurchased           (104,316)      (1,893,588)       (257,947)      (4,532,692)
                                ----------      -----------      ----------      -----------
  Net increase                     125,948      $ 2,484,131         242,671      $ 4,454,931
                                ==========      ===========      ==========      ===========
CLASS C
Shares sold                        575,402      $11,108,565          48,281      $   865,044
Reinvestment of distributions            -                -             504            8,428
Less shares repurchased           (546,622)     (10,585,247)         (6,798)        (116,293)
                                ----------      -----------      ----------      -----------
  Net increase                      28,780      $   523,318          41,987      $   757,179
                                ==========      ===========      ==========      ===========

20 The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund

 FINANCIAL HIGHLIGHTS 9/30/98


                                                    Six Months
                                                      Ended          Year Ended     10/31/96 to
                                                     9/30/98           3/31/98        3/31/97
CLASS A
Net asset value, beginning of period                 $ 20.03          $  16.67        $ 15.00
                                                     -------          --------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                        $  0.05          $  (0.01)       $  0.01
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                        (4.63)             3.54           1.69
                                                     -------          --------        -------
     Net increase (decrease) from investment
      operations                                     $ (4.58)         $   3.53        $  1.70
Distributions to shareholders:
 Net realized gain                                         -             (0.17)         (0.03)
                                                     -------          --------        -------
Net increase (decrease) in net asset value           $  4.58)         $   3.36        $  1.67
                                                     -------          --------        -------
Net asset value, end of period                       $ 15.45          $  20.03        $ 16.67
                                                     =======          ========        =======
Total return*                                         (22.87)%           21.36%         11.32%
Ratio of net expenses to average net assets             1.76%**+          1.79%+         1.80%**+
Ratio of net investment income (loss) to average
  net assets                                            0.46%**+         (0.07)%+        0.08%**+
Portfolio turnover rate                                   56%**             39%            18%**
Net assets, end of period (in thousands)             $22,865          $ 32,088        $17,723
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
  Net expenses                                          2.28%**           2.59%          3.70%**
  Net investment loss                                  (0.06)%**         (0.87)%        (1.82)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PMC and reduction
  for fees paid indirectly:
  Net expenses                                          1.75%**           1.75%          1.75%**
  Net investment income (loss)                          0.47%**          (0.03)%         0.13%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
   Total return would be reduced if sales charges were taken into account. ** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

 Pioneer World Equity Fund

 FINANCIAL HIGHLIGHTS 9/30/98


                                                    Six Months
                                                      Ended           Year Ended       10/31/96 to
                                                    9/30/98(a)          3/31/98          3/31/97
CLASS B
Net asset value, beginning of period                 $ 19.75            $ 16.59         $15.00
                                                     -------            -------         ------
Increase (decrease) from investment operations:
 Net investment loss                                 $ (0.03)           $ (0.14)        $(0.03)
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                        (4.57)              3.47           1.62
                                                     -------            -------         ------
    Net increase (decrease) from investment
      operations                                     $ (4.60)           $  3.33         $ 1.59
Distributions to shareholders:
 Net realized gain                                         -              (0.17)             -
                                                     -------            -------         ------
Net increase (decrease) in net asset value           $ (4.60)           $  3.16         $ 1.59
                                                     -------            -------         ------
Net asset value, end of period                       $ 15.15            $ 19.75         $16.59
                                                     =======            =======         ======
Total return*                                         (23.29)%            20.25%         10.60%
Ratio of net expenses to average net assets             2.58%**+           2.68%+         2.85%**+
Ratio of net investment loss to average net
  assets                                               (0.33)%**+         (0.97)%+       (0.99)%**+
Portfolio turnover rate                                   56%**              39%            18%**
Net assets, end of period (in thousands)             $10,434            $11,112         $5,306
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
    Net expenses                                        3.10%**            3.48%          4.51%**
    Net investment loss                                (0.85)%**          (1.77)%        (2.65)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction
  for fees paid indirectly:
    Net expenses                                        2.58%**            2.64%          2.77%**
    Net investment loss                                (0.33)%**          (0.93)%         0.91)%**

(a) The per share data presented above is based upon average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
    Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

22 The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund

 FINANCIAL HIGHLIGHTS 9/30/98


                                                      Six Months
                                                        Ended          Year Ended       10/31/96 to
                                                      9/30/98(a)         3/31/98          3/31/97
CLASS C
Net asset value, beginning of period                  $ 19.77             $16.62          $15.00
                                                      -------             ------          ------
Increase (decrease) from investment operations:
 Net investment loss                                  $ (0.03)            $(0.11)         $(0.07)
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                         (4.59)              3.43            1.69
                                                      -------             ------          ------
     Net increase (decrease) from investment
       operations                                     $ (4.62)            $ 3.32          $ 1.62
Distributions to shareholders:
 Net realized gain                                          -              (0.17)              -
                                                      -------             ------          ------
Net increase (decrease) in net asset value            $ (4.62)            $ 3.15          $ 1.62
                                                      -------             ------          ------
Net asset value, end of period                        $ 15.15             $19.77          $16.62
                                                     ========             ======          ======
Total return*                                          (23.37)%            20.16%          10.80%
Ratio of net expenses to average net assets              2.65%**+           2.73%+          3.74%**+
Ratio of net investment loss to average net
  assets                                                (0.37)%**+         (1.11)%+        (1.77)%**+
Portfolio turnover rate                                    56%**              39%             18%**
Net assets, end of period (in thousands)              $ 1,405             $1,264          $  365
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
  Net expenses                                           3.17%**            3.53%           4.91%**
  Net investment loss                                   (0.89)%**          (1.91)%         (2.94)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction
  for fees paid indirectly:
  Net expenses                                           2.63%**            2.67%           3.69%**
  Net investment loss                                    0.35)%**          (1.05)%         (1.72)%**

(a) The per share data presented above is based upon average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
    Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer World Equity Fund

NOTES TO FINANCIAL STATEMENTS 9/30/98

1. Organization and Significant Accounting Policies

Pioneer World Equity Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend

Pioneer World Equity Fund


   data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

   At September 30, 1998, the Fund also had investments in certain securities with a market value of $443,027 which, if sold, cannot be repatriated until one year after sale.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio

Pioneer World Equity Fund

NOTES TO FINANCIAL STATEMENTS 9/30/98                              (continued)

   hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the six months ended September 30, 1998, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $9,891 in underwriting commissions on the sale of fund shares during the six months ended September 30, 1998.

Pioneer World Equity Fund


F. Class Allocation

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreement

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer World Equity Fund

NOTES TO FINANCIAL STATEMENTS 9/30/98                              (continued)

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1998, $19,615 was payable to PMC related to management fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $14,542 in transfer agent fees payable to PSC at September 30, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $15,887 in distribution fees payable to PFD at September 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended September 30, 1998, CDSCs in the amount of $575 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended September 30, 1998, the Fund's expenses were reduced by $1,256 under such arrangements.

Pioneer World Equity Fund


6. Forward Foreign Currency Contracts

At September 30, 1998, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at September 30, 1998 were as follows:

                 Contracts      In Exchange     Settlement                     Net Unrealized
  Currency      to Deliver          For            Date           Value             Loss
---------------------------------------------------------------------------------------------
  HKD             778,420      $   95,395      10/26/98       $  100,289        $   (4,894)
  JPY         425,106,000       3,100,000       7/29/99        3,238,458          (138,458)
                               ----------                     ----------        ----------
                               $3,149,505                     $3,338,747        $ (143,352)
                               ==========                     ==========        ==========

-------------------------------------------------------------------------------


Included in accumulated net realized loss on forward foreign currency contracts and other assets and liabilities denominated in foreign currencies is $42,792, which represents the realized loss on closed but unsettled portfolio hedges totaling $2,852,691.

At September 30, 1998, the gross forward currency settlement contracts receivable and payable were $424,392 and $424,809 respectively, resulting in a net payable of $417.


7. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended September 30, 1998, the Fund had no borrowings under this agreement.

Pioneer World Equity Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer World Equity Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer World Equity Fund as of September 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer World Equity Fund as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP



Boston, Massachusetts
November 6, 1998

 Pioneer World Equity Fund

 TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Patrick M. Smith, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA

The Roth IRA lets investors contribute up to $2,000 a year. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.






         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
International/Global                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust
Pioneer Indo-Asia Fund
Pioneer International Growth Fund     Tax-Free
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

PIONEER FUND STORY

[Pioneer Fund "Happy 70th Birthday" Logo]


This year, 1998, marks a special anniversary for the Pioneer family of mutual funds and an important milestone for the entire mutual fund industry. In the mid 1920s, a group of forward thinking financial professionals started the first "open-end" investment companies, known today as mutual funds. They provided a way for small investors to benefit from professional financial management.


In 1928, Pioneer Fund became the fourth mutual fund created. Since then, Pioneer Fund has gone to work for its shareowners every day for 70 years. Through 15 bear markets, 16 bull markets and even the Great Depression, Pioneer Fund has stayed true to an investment ethic that relies on the rewards of hard work.

Rather than follow trends, the financial professionals at Pioneer roll-up their sleeves and research. We look for value in an investment: companies that might not be the current rage on Wall Street, but that we believe have the business smarts on Main Street to keep their earnings strong. The Fund's investment objective continues to be growth and income.


For 70 years, Pioneer Fund has made investments based on experience, our own investment ethic, and the needs of our shareowners. Every day, the financial professionals at Pioneer Fund come to work, aware of the job at hand. We know shareowners are investing their hard-earned money to provide for the future.

In 1928 there were four mutual funds. Today there are 11,000. Only one can tell the Pioneer Fund story.

For the complete Pioneer Fund story call your investment professional, or Pioneer at 1-800-225-6292, for a prospectus. Please read it carefully before you invest or send money.







               Past performance does not guarantee future results.
            *Class B and C Shares have been available since 7/1/96.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current Fund prospectus.


[Pioneer Logo]



 Pioneer Funds Distributor, Inc.
 60 State Street
 Boston, Massachusetts 02109        1198-5695
 www.pioneerfunds.com               (Copyright) Pioneer Funds Distributor, Inc.
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